UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22107

SEI Structured Credit Fund, LP

(Exact name of Registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

David McCann

c/o SEI Investments Management Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 676-3649

Date of fiscal year end: December 31, 2024

Date of reporting period: December 31, 2024

Item 1.	Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

SEI STRUCTURED CREDIT FUND, LP

Financial Statements

For the year ended December 31, 2024

With Report of Independent Registered Public Accounting Firm

SEI Structured Credit Fund, LP

Financial Statements

For the year ended December 31, 2024

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarter of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT is available on the Commission’s website at https://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (888) 786-9977; and (ii) on the Commission’s website at https://www.sec.gov.

Report of Independent Registered Public Accounting Firm

To the Limited Partners and Board of Directors

SEI Structured Credit Fund, LP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of SEI Structured Credit Fund, LP (the Fund), including the schedule of investments, as of December 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in limited partners’ capital for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its limited partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, trustee and transfer agent; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

February 28, 2025

SEI Structured Credit Fund, LP

Letter to Limited Partners

December 31, 2024 (Unaudited)

To our Limited Partners:

Global financial markets experienced numerous bouts of volatility during the year ended December 31, 2024. The period marked the beginning of interest-rate-cutting cycles for most major central banks, and there was optimism regarding generally positive corporate earnings reports. Worries about heightened geopolitical tensions and concerns about the strength of the global economy occasionally tempered investor confidence.

The Federal Reserve (Fed) left the federal-funds rate in a range of 5.25% to 5.50% for the first nine months of 2024. The Fed subsequently reduced the federal-funds rate by 50 basis points (0.50%) following its meeting in September 2024. The Fed implemented two more 0.25% rate cuts in November and December. In a statement announcing its rate decision in December, the Federal Open Market Committee stated that, in considering further rate cuts, the Committee members will “carefully assess incoming data, the evolving outlook, and the balance of risks.” The Fed’s so-called dot plot of economic projections indicated a median federal-funds rate of 3.9% at the end of 2025, up from its previous estimate of 3.4% issued in September, signaling that the central bank anticipates federal-funds rate cuts totaling roughly 0.50% by the end of next year. The Fed’s previous dot plot had projected that the benchmark rate would decline 1.0% in 2025.

The European Central Bank (ECB) reduced its benchmark interest rate by 0.25% to 3.00% in December—its fourth rate cut over its past five meetings. The ECB previously implemented rate cuts of 0.25% in June, September, and October—the first reductions since September 2019. In a news release announcing the rate decision in December, the ECB’s Governing Council stated that it is “determined to ensure that inflation stabilizes sustainably at its 2% medium-term target.” The central bank did not include the wording in its previous statement in October that it intended to “keep policy rates sufficiently restrictive for as long as necessary to achieve this aim. In a split vote at its meeting in December, the Bank of England (BOE) maintained the Bank Rate at 4.75%. Three BOE Monetary Policy Committee (MPC) members voted for a 0.25% rate cut. In its announcement of the rate decision, the MPC appeared to take a somewhat hawkish tone, commenting that “wage growth and some indicators of inflation expectations had risen, adding to the risk of inflation persistence.” The Bank of Japan (BOJ) left its benchmark interest rate unchanged at 0.25% at its meeting in December. The central bank has been on hold since it raised the rate from 0.1% to 0.25% following its meeting at the end of July. During a news conference following the meeting, BOJ Governor Kazuo Ueda commented that the central bank will be monitoring the labor market and assessing the possible impact of U.S. President-elect Donald Trump’s trade policies on Japan’s economy.

Geopolitical Events

The geopolitical news during the reporting period was dominated by the ongoing Russia-Ukraine war and escalating tensions on several fronts in the Middle East. The Russia-Ukraine and Israel-Hamas military conflicts continued. Russia’s invasion of Ukraine marked its second anniversary in February 2024, with little hope for a resolution in the near term.

SEI Structured Credit Fund, LP

Letter to Limited Partners

December 31, 2024 (Unaudited)

Iran launched a large-scale missile strike on Israel on October 1 in response to Israel’s killing of Hezbollah leader Hassan Nasrallah in late September. Hezbollah is an Iran-backed Shia militia based in Lebanon and is designated by the U.S government as a Foreign Terrorist Organization. Late in the month, Israel retaliated by launching missile attacks on military targets in Iran. Ukraine launched U.S.-made long-range missiles into Russia for the first time in November. This action prompted Russian President Vladimir Putin to approve amendments to the nation’s nuclear doctrine, expanding the conditions under which Russia may use nuclear weapons. In Syria, Hayat Tahrir al-Sham (HTS), an Islamist militant group, led a rebellion against the government of President Bashar al-Assad in late November and early December. HTS initially occupied Aleppo, Syria’s second-largest city, and then captured Damascus, the nation’s capital. Assad fled to Moscow, and the Russian government granted his request for asylum. The HTS subsequently formed a new transitional government in Syria.

Economic Performance

According to the third estimate from the Department of Commerce, U.S. gross domestic product (GDP) grew at an annualized rate of 3.1% in the third quarter of 2024 - up from the 2.8% initial estimate and slightly higher than the 3.0% increase in the second quarter of the year. The largest contributors to GDP growth for the third quarter included consumer spending, exports (which are added to the calculation of GDP), and non-residential fixed investment (purchases of both non-residential structures and equipment and software). The Office for National Statistics (ONS) announced that U.K. GDP growth dipped 0.1% in October, but edged up 0.1% over previous three months (the most recent reporting periods). The marginal decline in GDP for October matched the downturn in September. Output in the services and construction sectors rose 0.1% and 0.4%, respectively, for the three-month period ending October 31, while production and construction output fell 0.3%. Eurostat reported that eurozone GDP rose 0.4% in the third quarter of 2024, modestly higher than the 0.2% increase in the second quarter. The eurozone economy expanded by 0.9% year-over-year—an improvement from the 0.6% annual growth rate for the previous quarter.

Inflation in the U.S. remained sticky over the reporting period. The Department of Labor reported that the consumer-price index (CPI) rose 0.3% in November, marginally higher than the 0.2% increase in October. The 2.7% year-over-year advance in the index was up slightly from than the 2.6% annual rise in October and was in line with expectations. Housing costs increased 0.3% and 4.7% in November and year-over-year, respectively. The ONS reported that inflation in the U.K., as measured by the CPI, ticked up 0.1% in November, down from a 0.6% rise in October. The CPI advanced at an annual rate of 2.6% in November, higher than the 2.3% upturn for the previous month. Costs for health care, alcohol and tobacco, and education posted corresponding increases of 6.9%, 5.5%, and 5.0%, year-over-year. Eurostat pegged the inflation rate for the eurozone at 2.2% for the 12-month period ending in November, a slight decrease from the 2.3% annual upturn in October. Costs in the services sector rose at an annual rate of 3.9%, down marginally from the 4.0% gain in October.

SEI Structured Credit Fund, LP

Letter to Limited Partners

December 31, 2024 (Unaudited)

Market Developments

Global equity markets, as measured by the MSCI ACWI Index, rallied sharply over the reporting period. Developed markets significantly outperformed their emerging-market counterparts. North America led the upturn in the developed markets for the reporting period due mainly to the outperformance of the U.S., which benefited from a strong rally in the artificial intelligence (AI)-focused “Magnificent Seven” mega-cap technology stocks. Additionally, there was a brief, sharp rally in the U.S. in the first half of November in response to former President Donald Trump’s victory in the presidential election, as investors expressed optimism that the new administration’s proposed tax cuts and loosening of regulations will boost economic growth. Conversely, the Nordic countries recorded negative returns and were the weakest developed-market performers, attributable primarily to a downturn in Denmark. The Far East was the top-performing region among emerging markets for the period, bolstered primarily by strength in Taiwan and China. Latin America was the primary market laggard due largely to weakness in Brazil.

Global fixed-income assets lost ground over the reporting period, with the Bloomberg Global Aggregate Bond Index returning -1.7%. Global high-yield bonds garnered positive returns and outperformed their corporate and government counterparts. The U.S. Treasury yield curve moved to a positive slope for the first time in two years in August, as yields on longer-term bonds exceeded those on shorter-dated securities. A positively sloped yield curve generally indicates that the economy is expected to grow in the future. The yield on the 10-year U.S. Treasury note was up 0.70%, ending the reporting period at 4.58%. (Bond prices move inversely to yields.) Yields were mixed along the Treasury curve over the period, falling for all maturities of less than two years and rising in all other segments of the curve. Yields on 2-, 3-, and 5-year Treasury notes rose 0.02%, 0.26%, and 0.54%, respectively, during the period. The yield spread between 10- and 2-year notes moved from -0.35% to + 0.33%.

Global commodity prices, as measured by the Bloomberg Commodity Total Return Index, increased 5.4% in U.S. dollar terms during the 12-month reporting period. Prices for West Texas Intermediate crude oil and Brent crude oil ended the period with declines of 2.8% and 5.2%, respectively, due to a significant increase in production in the U.S., as well as concerns that China’s slowing economy could hamper demand for oil. The gold price rose significantly, benefiting initially from investors’ growing optimism leading up to the Fed’s interest-rate cut in September; later in the period, investors sought “safe-haven” assets amid concerns about the escalation of the military conflict in the Middle East. The upturn in the New York Mercantile Exchange (NYMEX) natural gas price was attributable to increased demand for natural gas-generated electricity spurred by unusually hot weather in much of the U.S. in the summer of 2024, and later in the period, below-average temperatures in December. Additionally, there were expectations that advances in AI will increase consumption of natural gas-generated electricity. Wheat prices fell sharply over the reporting period, hampered by strong harvest in the U.S. in the summer of 2024 and higher production in Argentina in the autumn, which increased supply, as well as U.S. dollar strength. (The wheat price typically moves inversely to the U.S. dollar.)

SEI Structured Credit Fund, LP

Letter to Limited Partners

December 31, 2024 (Unaudited)

Our View

Global investors weathered quite a year in 2024, including global central bank pivots to ease monetary policy, voter pivots to opposition parties, rapidly rising national debt levels, and escalating geopolitical strife. Markets responded with solid returns for risk assets as monetary stimulus was added to the fiscal stimulus punch bowl. Fixed-income returns struggled, with rising longer-term yields fostered by stubborn inflation and swelling government debt. Precious metals and cryptocurrencies were notable performers on heightened demand from central banks and retail investors, respectively, while familiar themes repeated themselves - including another banner year for the “Magnificent 7” mega-cap tech stocks in the U.S. and another disappointing (if not slightly encouraging) year for Chinese stimulus expectations. Lastly, investors were treated to a lump of coal from U.S. policy-makers in December, as the Fed took a hawkish turn, calling into question the future path of policy rates in the world’s largest economy.

Within the equity markets, corporate earnings have surprised to the upside and have shown strength outside of big tech, while lower taxes and less regulation should be a bigger boost to mid- and small-sized companies. In addition, markets outside of the U.S. are far from priced to perfection as both earnings expectations and valuation multiples have more room to move higher. We expect additional stimulus from the European Central Bank given weakness in the core of Europe and further efforts from China to find the right mix of both fiscal and monetary stimulus measures.

Not surprisingly, we maintain our strategic recommendations for investors to stay diversified globally and focus on profitable companies with strong earnings momentum trading at reasonable prices. Given our views on the likelihood of higher interest rates and heightened volatility, we continue to lean into value and active management across our equity strategies. We favor sectors such as financials, industrials, and staples.

Within fixed-income markets, we remain cautious on interest rates and sanguine on credit. We believe the Fed is still biased toward lower rates (although we may see a pause in early 2025) despite core consumer price index and gross domestic product readings both above 3%. In addition, the reality of tariffs and immigration reforms may add additional fuel to the inflation fire early in the year. Therefore, given our outlook for higher long-term interest rates, we see headwinds for fixed-income returns. On a more positive note, while credit spreads have limited room to tighten, absolute yields remain attractive, defaults remain low, and maturities have been extended. Carry strategies in high-yield bonds and collateralized loan obligations (CLOs) should perform well.

Sincerely,

James Smigiel

Chief Investment Officer

Index Definitions

The MSCI ACWI Index is a market capitalization-weighted index that tracks the performance of over 2,000 companies and is representative of the market structure of 48 developed and emerging-market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

The Bloomberg Global Aggregate Bond Index is a market capitalization-weighted index that tracks the performance of investment-grade (rated BBB- or higher by S&P Global Ratings/Fitch Ratings or Baa3 or higher by Moody’s Investors Service) fixed-income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.

The Bloomberg Commodity Total Return Index comprises futures contracts and tracks the performance of a fully collateralized investment in the index. This combines the returns of the index with the returns on cash collateral invested in 13-week (three-month) U.S. Treasury bills.

SEI Structured Credit Fund, LP

Management Discussion on Fund Performance

December 31, 2024 (Unaudited)

I.	Objective

The SEI Structured Credit Fund, LP, (the “Fund”) seeks to generate high total returns. The Fund offers limited partnership interests solely through private placement transactions to investors that have signed an investment management agreement with SEI Investments Management Corporation, the investment adviser to the Fund.

II.	Investment Approach

The Fund is directly managed by SEI Investments Management Corporation (SIMC). There were no manager changes made during the fiscal period.

III.	Returns

The SEI Structured Credit Fund, LP returned 19.25% for the year ending December 31, 2024, outperforming the 8.31% return of its benchmark, the J.P. Morgan Collateralized Loan Obligation Index (CLOIE) (USD), which tracks the performance of the U.S. dollar-denominated collateralized loan obligation (CLO) market.

IV.	Performance Discussion

The CLOIE gained 8.31% for the reporting period. Interest income was again the main driver of the index’s performance, but to a lesser degree than the 2023 calendar year due to several rate cuts by the Federal Reserve. Lower-rated tranches, those originally rated BB and B, were the best-performing tranches by far, with returns of 19% and 37% respectively, over the reporting period. These tranches also performed well in 2023 in what was a recovery from downturn in risk assets in 2022. Despite their underperformance, investment-grade CLO debt tranches produced respectable returns ranging from 7% (AAA rated issues) to 12% (BBB rated securities). CLO equity securities are not included in the CLOIE, but estimates by bank research analysts pegged their gain at approximately 15% for the period, with large dispersion between top- and bottom-quartile performers.

Our view going into 2024 was that loans and CLOs would perform well for both technical and fundamental reasons. From a technical perspective, demand for floating-rate assets was strong over the reporting period from all categories of investors who were enticed by loans’ and CLOs’ high yields and low duration-sensitivity. Banks, pensions, and insurance companies loaded up on investment-grade securities, whereas dedicated CLO funds, hedge funds, and asset managers purchased lower-rated loans and CLO tranches. The emergence of CLO exchange-traded funds (ETFs) was also noteworthy as retail investors poured money into a

SEI Structured Credit Fund, LP

Management Discussion on Fund Performance

December 31, 2024 (Unaudited)

IV.	Performance Discussion (continued)

growing number of vehicles (and it is estimated that CLO ETF assets under management (AUM) now exceed $20 billion as compared to approximately $6 billion at the beginning of 2024).

We believe that credit fundamentals can be described as good, but not great. Overall, leverage is at reasonable levels and earnings are growing at a modestly positive rate. Interest coverage is also improving, with base rates declining and companies refinancing their debt at lower yield spreads. Conversely, loan default rates rose throughout the 12-month reporting period and now exceed 4% when including distressed exchanges. Distressed exchange volume set a new record and comprised more than 70% of the defaults in 2024. In our view, the headline default rate is not a major cause for concern for two reasons. First, approximately 30% of the defaults were repeat offenders (companies that have defaulted at least once in the past) and many of these company’s loans were already trading at low levels—suggesting that a default was already incorporated into the price. Additionally, CLO portfolios tend to be of higher quality than the overall loan market; therefore, the default rate within the CLO universe was below 4%.

Given our favorable view of credit fundamentals, we maintained an aggressive stance throughout the reporting period, with outsized positions in BB-rated debt and CLO equity. These were the strongest-performing segments of the CLO market and were the primary contributors to the Fund’s outperformance versus the CLOIE for the period. Conversely, AAA-rated debt is the largest component of the CLOIE and severely lagged other CLO tranches; consequently the Fund’s lack of exposure to AAA-rated debt was another major contributor to the outperformance. In terms of CLO equity, we increased the Fund’s allocation over the period and there is minimal exposure to older vintage CLOs that did not perform as well because of their lower-quality portfolios. The increase in allocation was derived from both new deals as well as resetting deals that we purchased between 2020 and 2022. In a reset, the original maturity date of the deal is extended and the debt spreads are renegotiated lower, resulting in a higher and longer-term income stream for the CLO equity investor. This is highly accretive to CLO equity returns and can be implemented only in a strong market. The Fund’s CLO debt exposure declined slightly over the reporting period as we sold several positions at premium prices and also lost some positions that were redeemed at par value.

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

SEI Structured Credit Fund, LP

Management Discussion on Fund Performance

December 31, 2024 (Unaudited)

IV.	Performance Discussion (continued)

AVERAGE ANNUAL TOTAL RETURN[1]

	One-Year Return	Three-Year Return	Five-Year Return	Ten-Year Return	Annualized Inception to Date

SEI Structured Credit Fund LP	19.25%	11.85%	13.22%	10.51%	11.75%

CLO Blended Index*	8.31%	6.26%	4.84%	3.99%	4.17%

Comparison of Change in the Value of a $1,000,000 Investment in the SEI Structured Credit Fund, LP versus the CLO Blended Index.

¹ For the year ended 12/31/2024. The SEI Structured Credit Fund, LP inception date was August 1, 2007. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on capital withdrawals from the Fund.

* CLO Blended Index: CS Leveraged Loan Index from Inception through December 2011, J.P. Morgan CLOIE from January 2012 to current. The J.P. Morgan CLOIE, launched in 2014 (and provides annual return data starting in 2012), is the first index to track the U.S. CLO market. It covers tranches with ratings from AAA to B, but does not cover equity tranches.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2024

Description	Par Value	Fair Value

ASSET-BACKED SECURITIES — 101.9%

BERMUDA — 1.5%
Gallatin CLO X, Ser 2023-1A, Cl C1
8.137%, TSFR3M + 3.850% 10/14/35 (A)(B)	$ 4,000,000	$ 4,009,728
Gallatin CLO X, Ser 2023-1A, Cl D
9.697%, TSFR3M + 5.410% 10/14/35 (A)(B)	4,000,000	4,029,368
Gallatin CLO XI, Ser 2024-1A, Cl D1
8.583%, TSFR3M + 4.000% 10/20/37 (A)(B)	4,000,000	4,015,708
New Mountain Guardian IV Income Rated Feeder II, Ser 2024-1A, Cl A
7.274%, TSFR3M + 2.750% 04/05/37 (A)(B)	1,300,000	1,302,568
New Mountain Guardian IV Income Rated Feeder II, Ser 2024-1A, Cl C
10.524%, TSFR3M + 6.000% 04/05/37 (A)(B)	1,300,000	1,321,459
New Mountain Guardian IV Income Rated Feeder II, Ser 2024-1A, Cl D
12.924%, TSFR3M + 8.400% 04/05/37 (A)(B)	3,900,000	3,993,990
New Mountain Guardian IV Income Rated Feeder II, Ser 2024-1A, Cl E
13.024%, TSFR3M + 8.500% 04/05/37 (A)(B)	4,534,411	4,531,808
Tikehau US CLO III, Ser 2024-2A, Cl C1R
7.817%, TSFR3M + 3.200% 01/20/36 (A)(B)	2,000,000	2,024,956

		25,229,585

CAYMAN ISLANDS — 62.8%
Apex Credit CLO, Ser 2018-2A, Cl E
11.409%, TSFR3M + 6.792% 10/20/31 (A)(B)	14,300,000	13,289,862
Apex Credit CLO, Ser 2018-2A, Cl F
13.859%, TSFR3M + 9.242% 10/20/31 (A)(B)	7,600,000	5,057,830
Apex Credit CLO, Ser 2021-1A, Cl E
12.154%, 07/18/34	2,000,000	1,931,112
Apex Credit CLO, Ser 2024-1A, Cl B1
7.017%, TSFR3M + 2.400% 04/20/36 (A)(B)	2,500,000	2,525,307
Apex Credit CLO, Ser 2024-1A, Cl CRR
7.267%, TSFR3M + 2.650% 04/20/35 (A)(B)	3,000,000	3,000,819
Apex Credit CLO, Ser 2024-1A, Cl D1RR
8.988%, TSFR3M + 3.850% 07/18/37 (A)(B)	4,000,000	4,043,616
Apex Credit CLO, Ser 2024-2A, Cl D1
8.919%, TSFR3M + 3.750% 07/25/37 (A)(B)	4,500,000	4,598,802
Apidos CLO XXXVIII, Ser 2021-38A, Cl E2
12.629%, TSFR3M + 8.012% 01/21/34 (A)(B)	3,400,000	3,439,573
Ares LXXIV CLO, Ser 2024-74A, Cl SUB
10/15/37 (B)(C)(D)	21,000,000	17,881,500
Ares XXXIV CLO, Ser 2020-2A, Cl FR
13.509%, TSFR3M + 8.862% 04/17/33 (A)(B)	11,250,000	11,018,014
Ares XXXIX CLO, Ser 2016-39A, Cl SUB
04/18/31 (B)(C)(D)	52,860,000	22,328,064
Atlas Senior Loan Fund VII, Ser 2018-7A, Cl ER
11.183%, TSFR3M + 6.662% 11/27/31 (A)(B)	1,000,000	977,969
Battalion CLO VIII, Ser 2015-8A, Cl SUB
07/18/30 (B)(C)(D)	23,307,000	4,668,392
Battalion CLO X, Ser 2016-10A, Cl SUB
01/25/35 (B)(C)(D)	25,270,000	11,876,900

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2024

Description	Par Value	Fair Value

Battalion CLO X, Ser 2021-10A, Cl CR2
8.346%, TSFR3M + 3.712% 01/25/35 (A)(B)	$ 1,725,000	$ 1,665,139
Battalion CLO XI, Ser 2017-11A, Cl SUB
04/24/34 (B)(C)(D)	38,324,300	13,030,262
Battalion CLO XII, Ser 2018-12A, Cl SUB
05/17/31 (B)(C)(D)	46,533,517	6,188,958
Battalion CLO XIV, Ser 2019-14A, Cl SUB
04/20/32 (C)(D)	47,870,000	21,709,045
Battalion CLO XVI, Ser 2024-16A, Cl CR2
6.440%, TSFR3M + 2.000% 01/20/38 (A)(B)	2,063,000	2,063,000
Battalion CLO XVI, Ser 2024-16A, Cl ER2
11.530%, TSFR3M + 7.090% 01/20/38 (A)(B)	1,875,000	1,874,668
Battalion CLO XVI, Ser 2019-16A, Cl SUB
01/20/38 (B)(C)(D)	45,360,964	19,391,812
Battalion CLO XX, Ser 2021-20A
07/15/34 (C)(D)	22,303,000	10,538,167
Battalion CLO XXIV, Ser 2022-24A, Cl ER
12.130%,07/14/36	7,375,000	7,399,854
Battalion CLO XXIV, Ser 2022-24A, Cl SUB
01/14/34 (B)(C)(D)	52,935,000	30,278,820
Battery Park CLO, Ser 2024-1A, Cl DR
8.406%, TSFR3M + 3.750% 07/15/36 (A)(B)	4,000,000	4,003,384
Battery Park CLO, Ser 2024-1A, Cl E
11.906%, TSFR3M + 7.250% 07/15/36 (A)(B)	2,300,000	2,309,938
Benefit Street Partners CLO
(C)(D)	38,967,726	35,460,631
Benefit Street Partners CLO, Ser 2018-5BA, Cl SUB
04/20/31 (C)(D)	65,156,000	26,420,758
Benefit Street Partners CLO II, Ser 2013-III, Cl SUB
07/15/29 (C)(D)	10,450,000	512,050
Benefit Street Partners CLO III, Ser 2013-IIIA, Cl SUB
07/20/29 (B)(C)(D)	21,904,000	985,680
Benefit Street Partners CLO IV
07/20/26 (B)(C)(D)	47,166,000	22,639,680
Benefit Street Partners CLO IV, Ser 2024-IVA, Cl ER4
11.767%, TSFR3M + 7.150% 04/20/34 (A)(B)	17,500,000	17,470,372
Benefit Street Partners CLO IX
07/20/25 (B)(C)(D)	22,625,000	6,708,313
Benefit Street Partners CLO IX, Ser 2024-9A, Cl FR2
12.620%, TSFR3M + 8.000% 10/20/37 (A)(B)	250,000	245,665
Benefit Street Partners CLO V-B, Ser 2024-5BA, Cl FR
12.417%, TSFR3M + 7.800% 07/20/37 (A)(B)	300,000	300,781
Benefit Street Partners CLO VI, Ser 2015-VIA, Cl SUB
10/18/29 (B)(C)(D)	68,733,000	29,988,208
Benefit Street Partners CLO VII, Ser 2015-VIII, Cl SUB
07/18/27 (C)(D)	36,750,000	143,325
Benefit Street Partners CLO VIII, Ser 2015-8A, Cl SUB
01/20/31 (C)(D)	36,680,000	6,540,044
Benefit Street Partners CLO X, Ser 2016-10A, Cl DRR
11.629%, 04/20/34	3,250,000	3,259,880
Benefit Street Partners CLO X, Ser 2016-10A, Cl SUB
04/20/34 (B)(C)(D)	43,330,000	25,759,685
Benefit Street Partners CLO XII, Ser 2017-12A, Cl SUB
10/15/30 (B)(C)(D)	19,342,962	17,747,168
Benefit Street Partners CLO XIV, Ser 2018-14A, Cl SUB
10/20/37 (B)(C)(D)	97,351,000	34,170,201
Benefit Street Partners CLO XV, Ser 2018-15A, Cl SUB
07/18/31 (B)(C)(D)	14,470,000	5,498,600
Benefit Street Partners CLO XVIII, Ser 2019-18A, Cl SUB
10/15/34 (B)(C)(D)	43,816,000	29,238,417
Benefit Street Partners CLO XX, Ser 2020-20A, Cl SUB
07/15/34 (B)(C)(D)	32,470,000	25,654,862

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2024

Description	Par Value	Fair Value

Benefit Street Partners CLO XXIII, Ser 2021-23A, Cl SUB
04/25/34 (C)(D)	$ 24,000,000	$ 17,033,808
Benefit Street Partners CLO XXV, Ser 2021-25A, Cl SUB
01/15/35 (B)(C)(D)	24,594,750	17,462,273
Benefit Street Partners CLO XXVII, Ser 2022-27A, Cl SUB
10/20/37 (B)(C)(D)	20,825,000	22,907,500
Benefit Street Partners CLO XXX, Ser 2023-30A, Cl E
13.026%, TSFR3M + 8.400% 04/25/36 (A)(B)	6,500,000	6,582,758
Brigade Debt Funding I, Ser 2018-1A, Cl SUB
04/25/36 (C)(D)	55,000,000	31,130,000
Brigade Debt Funding II, Ser 2018-2A, Cl SUB
10/25/35 (B)(C)(D)	22,156,000	13,138,508
Cathedral Lake CLO, Ser 2014-1A, Cl SUB
10/15/29 (B)(C)(D)	18,200,000	1,820
Cathedral Lake CLO III, Ser 2015-3A, Cl SUB
01/15/26 (B)(C)(D)	42,982,000	7,844,215
Cathedral Lake V, Ser 2018-5A, Cl SUB
10/21/30 (B)(C)(D)	30,838,000	3,546,370
Elevation CLO, Ser 2014-2A, Cl SUB
10/15/29 (B)(D)	14,400,000	144
Elevation CLO, Ser 2017-2A, Cl ER
11.268%, TSFR3M + 6.612% 10/15/29 (A)(B)	7,500,000	7,489,965
Elevation CLO, Ser 2017-2A, Cl FR
13.558%, TSFR3M + 8.902% 10/15/29 (A)(B)	8,912,635	3,577,273
Elevation CLO, Ser 2018-10A, Cl E
11.169%, TSFR3M + 6.552% 10/20/31 (A)(B)	14,000,000	12,777,884
Elevation CLO, Ser 2018-10A, Cl SUB
10/20/31 (B)(C)(D)	40,850,000	5,573,954
Elevation CLO, Ser 2018-8A, Cl F
12.748%, TSFR3M + 8.122% 10/25/30 (A)(B)	6,650,000	2,328,930
Elevation CLO, Ser 2023-17A, Cl C
8.117%, TSFR3M + 3.500% 10/20/36 (A)(B)	2,250,000	2,276,050
Elevation CLO, Ser 2024-12A, Cl C1R
7.417%, TSFR3M + 2.800% 04/20/37 (A)(B)	5,000,000	5,073,220
First Eagle Berkeley Fund CLO, Ser 2016-1A, Cl SUB
10/25/28 (B)(C)(D)	32,718,000	5,548,973
Great Lakes CLO, Ser 2015-1A, Cl SUB
01/16/30 (B)(C)(D)	24,580,042	9,463,316
Great Lakes CLO, Ser 2018-1A, Cl ER
12.269%, TSFR3M + 7.622% 01/16/30 (A)(B)	17,689,000	17,573,314
Great Lakes CLO, Ser 2018-1A, Cl FR
14.909%, TSFR3M + 10.262% 01/16/30 (A)(B)	6,517,000	6,112,653
Ivy Hill Middle Market Credit Fund VII, Ser 2024-7A, Cl ER3
12.006%, TSFR3M + 7.350% 10/15/36 (A)(B)	6,000,000	5,970,048
Ivy Hill Middle Market Credit Fund XII
13.049%, 07/20/29	30,000,000	29,788,650
Jefferies Credit Partners Direct Lending CLO, Ser 2024-1A, Cl E
13.423%, TSFR3M + 8.250% 07/25/36 (A)(B)	4,250,000	4,234,917
Jefferies Credit Partners Direct Lending CLO, Ser 2025-2A, Cl D1
0.000%, TSFR3M + 4.450% 01/20/37 (A)(B)	3,750,000	3,750,000
Lake Shore CLO, Ser 2019-1A, Cl ER
13.888% 04/15/33	14,550,000	14,789,944
LCM 31 CLO, Ser 2020-31A, Cl INC
01/20/32 (C)(D)	5,187,000	2,168,166
LCM 31 CLO, Ser 2024-31A, Cl ER
11.867%, TSFR3M + 7.250% 07/20/34 (A)(B)	3,250,000	3,090,847
LCM 32 CLO, Ser 2021-32A, Cl INC
07/20/34 (B)(C)(D)	17,210,000	6,981,737
LCM 32 CLO, Ser 2021-33A, Cl SUB
07/20/34 (C)(D)	1,043,735	327,628
LCM 33 CLO, Ser 2021-33A, Cl INC
07/20/34 (C)(D)	21,240,000	9,179,219

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2024

Description	Par Value	Fair Value

LCM 41 CLO, Ser 2024-41A, Cl INC
04/15/36 (B)(C)(D)	$ 5,000,000	$ 3,400,000
Lockwood Grove CLO, Ser 2014-1A, Cl SUB
01/25/30 (B)(C)(D)	25,988,000	25,988
MCF CLO IX, Ser 2019-1A, Cl ER
12.707%, 04/17/36	2,000,000	2,006,026
MCF CLO VIII, Ser 2018-1A, Cl SUB
04/18/36 (B)(C)(D)	27,710,000	20,782,500
MidOcean Credit CLO XVI, Ser 2024-16A, Cl SUB
10/20/37 (B)(C)(D)	5,500,000	4,400,000
Mountain View CLO, Ser 2017-1A, Cl DR
8.701%, TSFR3M + 4.412% 10/12/30 (A)(B)	5,000,000	4,960,040
Mountain View CLO, Ser 2017-1A, Cl ER
12.251%, TSFR3M + 7.962% 10/12/30 (A)(B)	10,000,000	7,938,200
Mountain View CLO XV, Ser 2024-2A, Cl CR
7.556%, TSFR3M + 2.900% 07/15/37 (A)(B)	3,750,000	3,815,332
Mountain View CLO XVIII, Ser 2024-1A, Cl D1
8.187%, TSFR3M + 3.650% 10/16/37 (A)(B)	5,600,000	5,675,729
Mountain View CLO XVIII, Ser 2024-1A, Cl E
12.127%, TSFR3M + 7.590% 10/16/37 (A)(B)	3,675,000	3,706,752
Navesink CLO 2, Ser 2024-2A, Cl D1
9.506%, TSFR3M + 4.850% 04/15/36 (A)(B)	6,000,000	6,030,552
Neuberger Berman CLO XV, Ser 2013-15A, Cl SUB
10/15/29 (B)(C)(D)	19,868,600	2,483,575
Neuberger Berman CLO XVII, Ser 2014-17A, Cl SUB
07/22/37 (B)(C)(D)	15,118,750	2,948,156
Neuberger Berman CLO XXII, Ser 2016-22A, Cl SUB
10/17/30 (B)(C)(D)	56,950,000	19,363,000
Neuberger Berman CLO XXII, Ser 2024-22A, Cl ER2
11.478%, TSFR3M + 6.830% 04/15/38 (A)(B)	15,000,000	15,578,160
Neuberger Berman Loan Advisers CLO 24, Ser 2017-24A, Cl INC
04/19/30 (B)(C)(D)	24,004,059	7,729,307
Neuberger Berman Loan Advisers CLO 25, Ser 2017-25A, Cl INC
10/18/29 (B)(C)(D)	25,100,000	10,542,000
Neuberger Berman Loan Advisers CLO 26, Ser 2017-26A, Cl INC
10/18/38 (B)(C)(D)	17,540,000	6,958,118
Neuberger Berman Loan Advisers CLO 27, Ser 2018-27A, Cl INC
07/15/38 (B)(C)(D)	18,860,000	6,789,600
Neuberger Berman Loan Advisers CLO 27, Ser 2018-27A, Cl SUBN
07/15/38 (B)(C)(D)	295,867	50,262
Neuberger Berman Loan Advisers CLO 29, Ser 2018-29A, Cl INC
10/19/31 (B)(C)(D)	27,435,000	14,334,787
Neuberger Berman Loan Advisers CLO 30, Ser 2019-30A, Cl INC
01/20/31 (B)(C)(D)	4,786,000	2,632,300
Neuberger Berman Loan Advisers CLO 32, Ser 2019-32A, Cl INC
01/19/32 (B)(C)(D)	18,300,000	10,989,150
Neuberger Berman Loan Advisers CLO 32, Ser 2019-32A, Cl SINC
01/19/32 (B)(C)(D)	1,325,406	799,220
Neuberger Berman Loan Advisers CLO 36, Ser 2020-36A, Cl INC
04/20/33 (B)(C)(D)	8,625,000	4,769,625
Neuberger Berman Loan Advisers CLO 36, Ser 2020-36A, Cl SPIN
04/20/33 (B)(C)(D)	111,146	37,934
NewStar Fairfield Fund CLO, Ser 2015-2A, Cl SUB
04/20/30 (B)(C)(D)	50,029,000	9,203,030
NewStar Fairfield Fund CLO, Ser 2018-2A, Cl CN
8.459%, TSFR3M + 3.842% 04/20/30 (A)(B)	12,000,000	11,970,228
NewStar Fairfield Fund CLO, Ser 2018-2A, Cl DN
12.259%, TSFR3M + 7.642% 04/20/30 (A)(B)	12,600,000	11,945,216
Ocean Trails CLO 8, Ser 2024-8A, Cl ERR
12.156%, TSFR3M + 7.500% 07/15/34 (A)(B)	4,500,000	4,411,620
Ocean Trails CLO IX, Ser 2021-9A, Cl DR
8.668%, TSFR3M + 4.012% 10/15/34 (A)(B)	1,250,000	1,253,361

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2024

Description	Par Value	Fair Value

Ocean Trails CLO IX, Ser 2021-9A, Cl ER
12.368%, TSFR3M + 7.712% 10/15/34 (A)(B)	$ 10,000,000	$ 9,830,060
OFSI BSL XI, Ser 2023-11A, Cl CR
8.132%, TSFR3M + 3.500% 10/18/35 (A)(B)	2,000,000	2,022,520
Owl Rock Technology Financing, Ser 2023-1A, Cl A1R
7.706%, TSFR3M + 3.050% 10/15/35 (A)(B)	3,750,000	3,783,971
Sycamore Tree CLO, Ser 2023-4A, Cl B
7.517%, TSFR3M + 2.900% 10/20/36 (A)(B)	2,200,000	2,227,401
Venture 48 CLO, Ser 2023-48A, Cl C1
8.417%, TSFR3M + 3.800% 10/20/36 (A)(B)	2,631,579	2,678,045
Venture CDO, Ser 2016-25A, Cl SUB
04/20/29 (B)(C)(D)	11,620,000	1,162
Venture XXVI CLO, Ser 2017-26A, Cl SUB
01/20/29 (B)(C)(D)	10,526,000	1,053
Venture XXVIII CLO, Ser 2017-28A, Cl SUB
07/20/30 (B)(C)(D)	21,122,000	316,830
Voya CLO, Ser 2015-3A, Cl SUB
10/20/31 (B)(C)(D)	56,700,000	8,221,500
Voya CLO, Ser 2017-1A, Cl D
11.009%, TSFR3M + 6.362% 04/17/30 (A)(B)	2,600,000	2,560,277
Voya CLO, Ser 2018-3A, Cl CR
8.029%, TSFR3M + 3.412% 10/20/31 (A)(B)	3,000,000	3,011,577
Voya CLO, Ser 2018-3A, Cl DR
11.079%, TSFR3M + 6.462% 10/20/31 (A)(B)	3,000,000	2,846,343
Voya CLO, Ser 2019-2A, Cl DR
11.989%, TSFR3M + 7.372% 07/19/28 (A)(B)	10,580,000	10,527,164

		1,049,116,882

IRELAND — 0.0%
ICE Global Credit CLO, Ser 2013-1A, Cl INC
04/20/24 (B)(C)(D)	12,500,000	1,250

JERSEY — 2.5%
Atlas Senior Loan Fund XX, Ser 2024-20A, Cl D1R
8.467%, TSFR3M + 3.850% 10/19/37 (A)(B)	2,500,000	2,544,357
Atlas Senior Loan Fund XXII, Ser 2023-22A, Cl C
8.217%, TSFR3M + 3.600% 01/20/36 (A)(B)	3,000,000	3,038,850
Atlas Senior Loan Fund XXIII, Ser 2024-23A, Cl C
7.737%, TSFR3M + 2.400% 07/20/37 (A)(B)	4,000,000	4,027,956
CQS US CLO, Ser 2023-2A, Cl A2R
6.967%, TSFR3M + 2.350% 07/20/31 (A)(B)	2,200,000	2,208,243
LCM 39, Ser 2024-39A, Cl ER
11.656%, TSFR3M + 7.000% 10/15/34 (A)(B)	2,990,000	2,985,972
LCM 40, Ser 2024-40A, Cl D1R
8.132%, TSFR3M + 3.750% 01/15/38 (A)(B)	3,000,000	3,000,579
LCM 41 CLO, Ser 2024-41A, Cl C
7.356%, TSFR3M + 2.700% 04/15/36 (A)(B)	10,000,000	10,001,060
NGC, Ser 2024-1A, Cl D1
9.497%, TSFR3M + 4.200% 07/20/37 (A)(B)	2,500,000	2,527,645
Saranac CLO I, Ser 2017-1A, Cl DR
9.029%, TSFR3M + 4.412% 07/26/29 (A)(B)	3,000,000	2,995,158
Saranac CLO I, Ser 2017-1A, Cl ER
12.579%, TSFR3M + 7.962% 07/26/29 (A)(B)	18,320,901	5,965,469
Saranac CLO VII, Ser 2017-2A, Cl ER
11.503%, TSFR3M + 6.982% 11/20/29 (A)(B)	7,750,000	1,752,694

		41,047,983

UNITED STATES — 35.2%
Benefit Street Partners CLO II, Ser 2013-IIA, Cl SUB
07/15/29 (B)(C)(D)	23,450,000	1,149,050
Benefit Street Partners CLO IX
07/20/25 (B)(C)(D)	45,222,000	13,408,323
Benefit Street Partners Warehouse Note
(C)(D)	5,000,000	5,000,000

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2024

Description	Par Value	Fair Value

Fortress Credit BSL XIX, Ser 2023-2A, Cl C1
8.485%, TSFR3M + 3.850% 07/24/36 (A)(B)	$ 1,500,000	$ 1,519,992
Ivy Hill IV Warehouse Note
(C)(D)(E)	85,000,000	72,250,000
Ivy Hill Middle Market Credit Fund, Ser 2013-7A, Cl SUB
10/15/36 (B)(C)(D)	32,958,849	16,644,219
Ivy Hill Middle Market Credit Fund IX, Ser 2022-9A, Cl ERR
12.846%, TSFR3M + 8.220% 04/23/34 (A)(B)	5,000,000	4,963,625
Ivy Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl SUB
07/20/33 (B)(C)(D)	11,695,868	7,411,157
Ivy Hill Middle Market Credit Fund XXII, Ser 2024-22A, Cl SUB
04/20/36 (B)(C)(D)	7,000,000	6,370,000
Jefferies Credit Partners Direct Lending CLO, Ser 2024-1A, Cl SUB
07/25/36 (B)(C)(D)	6,800,000	6,290,000
Longfellow Place CLO, Ser 2017-1A, Cl FRR
13.418%, TSFR3M + 8.762% 04/15/29 (A)(B)	9,034,757	845,120
Neuberger Berman Loan Advisors CLO 39, Ser 2020-39A, Cl SUB
01/20/32 (C)(D)	15,147,625	9,112,504
Neuberger Berman Loan Advisors CLO 41, Ser 2021-41A, Cl SUB
04/15/34 (C)(D)	8,865,375	4,730,115
Neuberger Berman Loan Advisors CLO 43, Ser 2021-43, Cl SUB
07/17/35 (C)(D)	13,119,000	8,104,240
OCP CLO, Ser 2017-13A, Cl SUB
11/26/37 (B)(C)(D)	16,465,458	5,820,539
OCP CLO, Ser 2017-14A, Cl SUB
07/20/37 (B)(C)(D)	20,592,000	8,236,800
OCP CLO, Ser 2017-6A, Cl ER
12.969%, TSFR3M + 8.322% 10/17/30 (A)(B)	10,800,000	9,478,512
OCP CLO, Ser 2019-16
01/20/32 (B)(C)(D)	6,250	2,419,929
OCP CLO, Ser 2019-16A, Cl SUB
04/10/32 (B)(C)(D)	9,000,000	3,484,697
OCP CLO, Ser 2019-17A, Cl SUB
07/20/37 (B)(C)(D)	21,710,000	13,243,100
OCP CLO, Ser 2020-19A, Cl SUB
10/20/34 (B)(C)(D)	9,300,000	6,759,007
OCP CLO, Ser 2021-21A, Cl SUB
07/20/34 (C)(D)	20,597,000	11,256,260
OCP CLO, Ser 2024-33A, Cl SUB
07/20/37 (B)(C)(D)	15,000,000	13,174,500
OCP CLO, Ser 2024-38A, Cl SUB
01/21/38 (B)(C)(D)	13,000,000	11,115,000
Rad CLO 15, Ser 2021-15A, Cl SUB
01/20/34 (B)(C)(D)	14,200,000	7,668,000
Rad CLO 18, Ser 2023-18A, Cl SUB
04/15/36 (B)(C)(D)	17,468,500	13,890,951
Sculptor CLO XXXII, Ser 2024-32A, Cl SUB
04/30/37 (B)(C)(D)	5,000,000	3,250,000
Sculptor CLO XXXIV, Ser 2024-34A, Cl SUB
01/20/38 (B)(C)(D)	4,000,000	3,190,800
Shackleton CLO, Ser 2019-15A, Cl SUB
01/15/32 (B)(C)(D)	10,000,000	5,811,300
Shackleton CLO, Ser 2021-16A, Cl E
11.839%, TSFR3M + 7.222% 10/20/34 (A)(B)	13,600,000	13,592,806
Shackleton CLO, Ser 2021-16A, Cl SUB
10/20/34 (B)(C)(D)	25,230,000	13,747,070
TCW CLO, Ser 2017-1A, Cl SUB
10/29/34 (B)(C)(D)	36,999,000	16,094,565
TCW CLO, Ser 2018-1A, Cl SUB
10/25/35 (B)(C)(D)	50,625,000	16,706,250
TCW CLO, Ser 2019-2A, Cl SUB
10/20/32 (B)(C)(D)	28,463,000	14,800,760

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2024

Description	Par Value/Shares	Fair Value

TCW CLO, Ser 2020-1A
11.629%, 04/20/34	$ 9,600,000	$ 9,456,826
TCW CLO, Ser 2020-1A, Cl SUB
04/20/34 (C)(D)	41,625,000	21,228,750
TCW CLO, Ser 2021-1A, Cl ERR
11.646%, TSFR3M + 7.042% 10/29/34 (A)(B)	7,950,000	7,713,511
TCW CLO, Ser 2021-2A, Cl INC
07/25/34 (B)(C)(D)	9,250,000	4,393,750
TCW CLO, Ser 2022-2A, Cl ER
11.267%, TSFR3M + 6.650% 10/20/32 (A)(B)	8,250,000	8,267,878
TCW CLO, Ser 2024-1A, Cl ER3
12.000%, TSFR3M + 7.470% 10/25/35 (A)(B)	9,333,000	9,358,199
TCW CLO, Ser 2025-1A, Cl DR3
7.806%, TSFR3M + 3.400% 04/20/34 (A)(B)	4,000,000	4,000,000
Telos CLO, Ser 2018-5A, Cl ER
11.469%, TSFR3M + 6.822% 04/17/28 (A)(B)	27,104,386	11,688,441
Venture 28 CLO, Ser 2017-28AA, Cl SUB
10/20/34 (B)(C)(D)	38,760,000	10,562,100
Venture 35 CLO, Ser 2018-35A, Cl SUB
10/22/31 (B)(C)(D)	26,039,000	2,929,388
Venture 45 CLO, Ser 2022-45A, Cl E
12.317%, TSFR3M + 7.700% 07/20/35 (A)(B)	2,000,000	1,715,450
Voya CLO, Ser 2018-3A, Cl ER
13.379%, TSFR3M + 8.762% 10/20/31 (A)(B)	18,400,000	12,063,003
Voya CLO, Ser 2019-1A, Cl SUB
10/15/37 (B)(C)(D)	14,644,000	3,661,000
Voya CLO, Ser 2020-2A, Cl SUB
01/20/38 (B)(C)(D)	43,071,500	29,090,491
Voya CLO, Ser 2021-2A
10/20/34 (C)(D)	25,350,000	12,796,695
Voya CLO, Ser 2021-3A, Cl SUB
01/20/35 (B)(C)(D)	31,600,000	16,550,646
Voya CLO, Ser 2024-2A, Cl SUB
07/20/37 (B)(C)(D)	23,250,000	20,925,000
Voya CLO, Ser 2024-6A, Cl SUB
01/20/38 (B)(C)(D)	25,000,000	22,435,000
Wellfleet CLO, Ser 2024-1A, Cl SUB
07/18/37 (B)(C)(D)	12,300,000	10,249,590
Wellfleet CLO, Ser 2025-2A, Cl SUB
02/25/38 (B)(C)(D)	5,500,000	4,290,000
Wind River CLO, Ser 2021-3A, Cl SUB
07/20/33 (C)(D)	30,312,000	13,185,720

		588,100,629

Total Asset-Backed Securities (Cost $2,104,505,968)		1,703,496,329

CASH EQUIVALENT (F) (G) — 1.3%

UNITED STATES — 1.3%
SEI Daily Income Trust Government Fund, Cl Institutional, 4.390%	21,741,927	21,741,927

Total Cash Equivalent (Cost $21,741,927)		21,741,927

Total Investments — 103.2% (Cost $2,126,247,895)		$ 1,725,238,256

Percentages based on Limited Partners’ Capital of $1,671,232,328.

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2024

Transactions with affiliated funds during the year ended December 31, 2024 are as follows:

	Value of Shares Held as of 12/31/2023	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Value of Shares Held as of 12/31/2024	Dividend Income

SEI Daily Income Trust Government Fund, Institutional Class	$15,534,246	$678,425,683	($672,218,002)	$—	$21,741,927	$3,307,842

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

ICE — Intercontinental Exchange

Ser — Series

(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended. At December 31, 2024, the market value of Rule 144A positions amounted to $1,316,036,912 or 78.7% of Limited Partners’ Capital.

(C)	Securities considered illiquid. The total value of such securities as of December 31, 2024 was $1,207,884,784 and represented 72.3% of Limited Partners’ Capital.
(D)	Represents equity/residual investments for which estimated effective yields are applied.
(E)

Securities fair valued using methods determined in good faith by the Fair Value Committee of the Fund. The total value of such securities as of December 31, 2024 was $72,250,000 and represents 4.3% of Limited Partners’ Capital.

(F)	Rate shown is the 7-day effective yield as of December 31, 2024.
(G)	Investment in affiliated security.

Various inputs are used in determining the fair value of investments. For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Asset-Backed Securities	$—	$495,611,545	$1,207,884,784	$1,703,496,329
Cash Equivalent	21,741,927	—	—	21,741,927

Total Investments in Securities	$21,741,927	$495,611,545	$1,207,884,784	$1,725,238,256

(1)  Of the $1,207,884,784 in Level 3 securities as of December 31, 2024, $1,135,634,784 was valued via broker quotes.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Level 3 Securities
Beginning balance as of January 1, 2024	$1,057,140,814
Realized gain/(loss)	112,115,949
Change in unrealized appreciation/(depreciation)	80,101,430
Proceeds from sales	(332,072,198)
Purchases	290,598,789

Ending balance as of December 31, 2024	$1,207,884,784

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(28,073,502)

For the year ended December 31, 2024, there were no transfers into or out of Level 3 assets and liabilities. Transfers, if any, are recognized at year end.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Statement of Assets and Liabilities

December 31, 2024

Assets
Investments in securities, at value (cost $2,104,505,968)	$1,703,496,329
Investment in affiliated security, at value (cost $21,741,927)	21,741,927
Cash	122
Interest receivable	12,465,290

Total assets	1,737,703,668

Liabilities
Capital withdrawals payable	47,221,232
Payable for investment securities purchased	19,071,487
Administration fees payable	143,594
Other accrued expenses	35,027

Total liabilities	66,471,340

Limited Partners’ capital	$1,671,232,328

Limited Partners’ capital Represented by:
Paid-in-capital	$2,072,241,967
Net unrealized depreciation on investments	(401,009,639)

Limited Partners’ capital	$1,671,232,328

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Statement of Operations

For the year ended December 31, 2024

Investment income
Interest income	$194,177,436
Dividend income from affiliated security	3,307,842

Total investment income	197,485,278

Expenses
Administration fee	1,715,881
Professional fees	513,160
Miscellaneous expenses	174,500
Directors’ fees	96,000
Custody fees	18,000

Total expenses	2,517,541

Net investment income	194,967,737

Realized and unrealized gain (loss) on investments
Net realized gain on investments	115,347,717
Net change in unrealized depreciation on investments	(12,790,627)

Net realized and unrealized gain on investments	102,557,090

Net increase in Limited Partners’ capital resulting from operations	$297,524,827

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Statements of Changes in Limited Partners’ Capital

	For the year ended December 31, 2024	For the year ended December 31, 2023

From investment activities
Net investment income	$194,967,737	$241,649,591
Net realized gain (loss) on investments	115,347,717	(79,971,908)
Net change in unrealized appreciation (depreciation) on investments	(12,790,627)	150,301,709

Net increase in Limited Partners’ capital resulting from operations	297,524,827	311,979,392

Partners’ capital transactions
Capital contributions	60,087,034	52,649,719
Capital withdrawals	(307,557,156)	(330,224,285)

Net decrease in Limited Partners’ capital derived from capital transactions	(247,470,122)	(277,574,566)

Net increase in Limited Partners’ capital	50,054,705	34,404,826
Limited Partners’ capital beginning of the year	1,621,177,623	1,586,772,797

Limited Partners’ capital end of the year	$1,671,232,328	$1,621,177,623

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Statement of Cash Flows

For the year ended December 31, 2024

Cash flows from operating activities
Net increase in Limited Partners’ capital resulting from operations	$297,524,827
Adjustments to reconcile net increase in Limited Partners’ capital resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(628,180,410)
Proceeds from sales of long-term investments	807,487,235
Accretion of discount (see Note 2)	(113,083,891)
Net purchase of short-term investments	(6,207,681)
Net realized gain on investments	(115,347,717)
Net change in unrealized depreciation on investments	12,790,627
Decrease in interest receivable	3,989,618
Increase in payable for securities purchased	17,071,487
Increase in administration fees payable	1,687
Decrease in other accrued expenses	(36,521)

Net cash provided by operating activities	276,009,261

Cash flows from financing activities
Capital contributions	60,087,034
Capital withdrawals, net of change in capital withdrawals payable	(337,335,924)

Net cash used in financing activities	(277,248,890)

Net change in cash	(1,239,629)

Cash
Beginning of the year	1,239,751

End of the year	$122

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Notes to Financial Statements

December 31, 2024

1.	Organization

SEI Structured Credit Fund, LP (the “Fund”) is a Delaware limited partnership established on June 26, 2007 and commenced operations on August 1, 2007. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund offers limited partnership interests (“Interests”) solely through private placement transactions to investors (“Limited Partners”) that have signed an investment management agreement with SEI Investments Management Corporation (“SIMC” or the “Adviser”), the investment adviser to the Fund. SEI Investments Company is the parent company of SIMC. As of December 31, 2024, the SEI Structured Credit Segregated Portfolio owned approximately 97.2% of the Fund, while the other Limited Partners owned approximately 2.8% of the Fund.

The Fund’s objective is to generate high total returns. There can be no assurance that the Fund will achieve its objective. The Fund pursues its investment objective by investing in a portfolio comprised of collateralized debt obligations (“CDOs”), which includes collateralized loan obligations (“CLOs”) and other structured credit investments. CDOs are special purpose investment vehicles formed to acquire and manage a pool of loans, bonds and/or other fixed income assets of various types. CDOs fund their investments by issuing several classes of debt and equity securities, the repayment of which is linked to the performance of the underlying assets, which serve as collateral for certain securities issued by the CDO. In addition to CDOs, the Fund’s investments may include fixed income securities, loan participations, credit-linked notes, medium-term notes, registered and unregistered investment companies or pooled investment vehicles, and derivative instruments, such as credit default swaps and total return swaps (collectively with CDOs, “Structured Credit Investments”).

SEI Investment Strategies, LLC (the “General Partner”), a Delaware limited liability company, serves as the General Partner to the Fund and had no investment in the Fund during the year and as of December 31, 2024. The General Partner has delegated the management and control of the business and affairs of the Fund to the Board of Directors (the “Board”). A majority of the Board is and will be persons who are not “interested persons” (as defined in the 1940 Act) with respect to the Fund.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2024

2.	Significant Accounting Policies

The following is a summary of significant accounting and reporting policies followed by the Fund in preparing the financial statements:

Use of Estimates

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund’s financial statements are reasonable; however, actual results could differ from these estimates and it is possible that differences could be material.

Valuation of Investments

Pursuant to the requirements of the 1940 Act and Rule 2a-5, the administrator, as delegated by the Board, has the responsibility for the valuation of Fund investments with readily available market quotations in accordance with the Fund’s Valuation and Pricing Policy. The Fund’s Board has designated SEI Investments Management Corporation (“SIMC”) as the Valuation Designee for the Fund pursuant to Rule 2a-5 (the “Rule”) under the 1940 Act. The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC, in furtherance of the Board’s designation, has appointed a committee of SIMC persons to function as the Valuation Designee (the “Committee”) and has established a Valuation and Pricing Policy to implement the Rule and the Fund’s Valuation and Pricing Policy (together with SIMC’s Valuation and Pricing Policy, the “Fair Value Procedures”).

As discussed in detail below, the Committee will typically first seek to fair value investments, including CLO/CDO debt tranches, with valuations received from an independent, third-party pricing agent (a “Pricing Service”). If such valuations are not available, or are unreliable, or in the case of CLO/CDO equity tranches, the Committee will seek to obtain a bid price from at least one independent broker or dealer. If a broker or dealer quote is unavailable, the Committee will convene, subject to the Fair Value Procedures, to establish a fair value for the fair value investments.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2024

2.	Significant Accounting Policies (continued)

Valuation of Investments (continued)

If available, debt tranches of collateralized debt obligations (including collateralized loan obligations), such as those held by the Fund, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV per share. If a security’s price cannot be obtained, as noted above or in the case of an equity tranche of a CDO/CLO, the Fund shall seek to obtain a bid price from at least one dealer who is independent of the Fund. In such cases, the independent dealer providing the price on the Structured Credit Investment may also be a “market maker”, and in many cases the only market maker, with respect to that security.

As of December 31, 2024, all level 3 asset-backed securities, with the exception of one security, are valued by an independent dealer. Please see the unobservable inputs table on page 26 of the financial statements. A dealer’s valuation reflects its judgment of the price of an asset, assuming an arm’s length transaction at the valuation date between knowledgeable and willing market participants. The valuation pertains to an assumed transaction and may not necessarily reflect actual quoted or other prices, and does not indicate that an active market exists for the financial instrument.

In situations where market inputs are not available or do not provide a sufficient basis under current market conditions for pricing the instrument, the valuation may reflect the dealer’s view of the assumptions that market participants would use in pricing the instrument. Since market participants may have materially different views as to future supply, demand, credit quality and other factors relevant to pricing financial instruments, as well as bid and ask prices, valuations may differ materially among dealers. The actual level at which these instruments trade (if trades occur) could be materially different from the dealer’s valuation.

The Committee must monitor for circumstances that may necessitate that a security be valued using Fair Value Procedures which can include: (i) the security’s trading has been halted or suspended, (ii) the security has not been traded for an extended period of time, (iii) the security’s primary pricing source is not able or willing to provide a price, (iv) trading of the security is subject to local government-imposed restrictions, or (v) a significant event.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2024

2.	Significant Accounting Policies (continued)

Valuation of Investments (concluded)

When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: (i) type of security; (ii) the last trade price; (iii) evaluation of the forces that influence the market in which the security is purchased and sold; (iv) the liquidity of the security; (v) the size of the holding in the Fund; or (vi) any other appropriate information. The Committee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Funds, including specifying the key inputs and assumptions specific to each asset class or holding. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. At December 31, 2024 there was one security that were fair valued by the Committee.

The Committee will periodically review the Fund’s Fair Value Procedures and will update them as necessary to reflect changes in the types of securities in which the Fund invests.

Fair Value of Financial Instruments

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that the market participants would use in pricing the asset or liability. The three levels of the fair value hierarchy are described below:

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2024

2.	Significant Accounting Policies (continued)

Fair Value of Financial Instruments (continued)

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data, which includes financial instruments that are valued using models or other valuation methodologies. These models are primarily industry standard models that consider various assumptions, including time value, yield curve, volatility factors, prepayment speeds, default rates, loss severity, current market and contractual prices for the underlying financial instruments, as well as other relevant economic measures. Substantially all of these assumptions are observable in the marketplace, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace; and

Level 3 – Unobservable inputs that are not corroborated by market data (supported by little or no market activity), which is comprised of financial instruments whose fair value is estimated based on internally developed models or methodologies utilizing significant inputs that are generally not observable.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended December 31, 2024, there have been no significant changes to the Fund’s fair valuation methodologies.

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 investments as of December 31, 2024. The disclosure below also includes quantitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Assets	Fair Value as of December 31, 2024	Valuation Technique(s)	Unobservable Input	Price Range
CLO Equity	$1,135,634,784	Market Quotes	Broker Quote	$0* - $387

Assets	Fair Value as of December 31, 2024	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
CLO Equity	$72,250,000	Market Comparables	Credit Spread	8-15%

*Amount has been rounded to 0.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2024

2.	Significant Accounting Policies (continued)

Fair Value of Financial Instruments (concluded)

The unobservable input used to determine fair value of the Level 3 investments may have similar or diverging impacts on valuation. Significant increases and decreases in this input could result in significantly higher or lower fair value measurement.

Income Recognition and Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Amortization and accretion of debt instruments is calculated using the scientific interest method, which approximates the effective interest method over the estimated life of the security. Amortization of premiums and accretion of discounts are adjusted semi-annually or at the time of purchase for a new equity tranche investment and are included in interest income on the Statement of Operations. Realized gains (losses) on paydowns on asset-backed securities are recorded as an adjustment to interest income.

The Fund’s policy for recognizing income from equity/residual tranches of CLOs investments is to recognize the excess of all cash flows over the original cost attributable to the beneficial interest as interest income over the life of the beneficial interest using the effective yield method. The effective yield is determined based upon the original purchase price and the estimated amount and timing of principal and interest cash flows based on the best estimate of current information and events. The cost used in determining net realized capital gains and losses on the sale of CLOs investments are on the basis of specific identification.

Collateralized Debt Obligations

The Fund invests in CDOs which include CLOs, a type of asset-backed security, and other similarly structured securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2024

2.	Significant Accounting Policies (continued)

Collateralized Debt Obligations (concluded)

Despite the protection from the equity tranche, debt tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2018, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLO vehicles in which the Fund invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which the Fund invests fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

Federal Taxes

The Fund intends to be treated as a partnership for federal, state, and local income tax purposes. Each Limited Partner is responsible for the tax liability or benefit relating to its distributive share of taxable income or loss. Accordingly, no provision for federal, state, or local income taxes is reflected in the accompanying financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, 2022-2024), on-going analysis of and changes to tax laws, regulations and interpretations thereof, and therefore, an estimate of potential changes to unrecognized tax benefits in the next 12 months cannot be made.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2024

2.	Significant Accounting Policies (concluded)

Cash and Cash Equivalents

Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

3.	Adviser, Administrator and Other Transactions

The Adviser does not charge a management fee to the Fund. Limited Partners are responsible for paying the fees of the Adviser directly under their individual investment management agreement with the Adviser. Each agreement sets forth the fees to be paid to the Adviser, which are ordinarily expressed as a percentage of the Limited Partner’s assets managed by the Adviser. This fee, which is negotiated between the Limited Partner and the Adviser, may include a performance-based fee and/or a fixed-dollar fee for certain specified services that are unrelated to the return of the Fund.

The Adviser has voluntarily agreed that certain expenses of the Fund, including custody fees and administrative fees shall not in the aggregate exceed 0.30% per annum of the Fund’s monthly average net asset value, and the Adviser or its affiliates will waive Fund fees or reimburse Fund expenses to the extent necessary so that such 0.30% limit is not exceeded. The following expenses of the Fund are specifically excluded from the expense limit: organizational expenses; extraordinary, non-recurring and certain other unusual expenses; taxes and fees; and expenses incurred indirectly by the Fund through its investments in Structured Credit Investments. The Adviser may discontinue all or part of this waiver at any time. In the current period, the Adviser did not waive any expenses.

SEI Global Services, Inc. (the “Administrator”) serves as the Fund’s administrator. The Administrator is a wholly-owned subsidiary of SEI Investments Company, which is also a parent company of the Adviser. The Administrator provides certain administrative, accounting, and transfer agency services to the Fund. The services performed by the Administrator may be completed by one or more of its affiliated companies. The Fund pays the Administrator a fee equal to 0.10% (on an annualized basis) of the Fund’s net asset value which is accrued monthly based on month-end net assets and is paid monthly, and reimburses the Administrator for certain out-of-pocket expenses.

SEI Investments Distribution Co. (the “Placement Agent”) serves as the Fund’s placement agent pursuant to an agreement with the Fund. The Placement Agent is a wholly-owned subsidiary of SEI Investments Company, which is also a parent company of the Adviser. The Placement Agent is not compensated by the Fund for its services rendered under the agreement.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2024

3.	Adviser, Administrator and Other Transactions (concluded)

Certain officers and Directors of the Fund are also officers and/or Directors of the Adviser, the Administrator and/or the Placement Agent. The Fund pays each unaffiliated Director an annual fee for attendance at quarterly, interim, and committee meetings. The Adviser, the Administrator or an affiliate pays compensation of officers and affiliated Directors.

4.	Allocation of Profits and Losses

The Fund maintains a separate capital account for each of its Limited Partners. As of the last day of each month, the Fund shall allocate net profits or losses for that month to the capital accounts of all Limited Partners, in proportion to their respective opening capital account balances for such month (after taking into account any capital contributions deemed to be made as of the first day of such month).

5.	Limited Partners’ Capital

The Fund, in the discretion of the Board, may sell Interests to new Limited Partners and may allow existing Limited Partners to purchase additional Interests in the Fund on such days as are determined by the Board in its sole discretion. It is the Fund’s intention to allow limited purchases of Interests only during designated subscription periods as may be established by the Board or its designees (currently, the Adviser) and communicated to Limited Partners. The Board or its designee will determine the amount of Interests offered to Limited Partners during a subscription period at its discretion. During the established subscription periods, Interests may be purchased on a business day, or at such other times as the Board may determine, at the offering price (which is net asset value). The Fund may discontinue its offering at any time.

The Fund is a closed-end investment company, and therefore no Limited Partner will have the right to require the Fund to redeem its Interests. The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Limited Partners. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. In determining whether the Fund should repurchase Interests from Limited Partners pursuant to written tenders, the Board will consider the recommendations of the Adviser.

The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests four times each year, as of the last business day of March, June, September, and December.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2024

5.	Limited Partners’ Capital (concluded)

It is possible that there will be extended periods during which illiquidity in the underlying investments held by the Fund or other factors will cause the Board to elect not to conduct repurchase offers. Such periods may coincide with periods of negative performance. In addition, even in the event of a repurchase offer, it is possible that there will be an oversubscription to the repurchase offer, in which case a Limited Partner may not be able to redeem the full amount that the Limited Partner wishes to redeem.

During the year ended December 31, 2024, the Fund made offers to repurchase Interests resulting in capital withdrawals of $307,557,156 and capital contributions of $60,087,034 in aggregate.

6.	Investment Transactions

The cost of security purchases and proceeds from the sale and maturity of securities, other than temporary cash investments, during the year ended December 31, 2024 were $628,180,410 and $807,487,235, respectively.

As of December 31, 2024, the cost of investments for tax purposes is $2,126,247,895. Net unrealized depreciation on investments for tax purposes was $401,009,639 consisting of $353,734,370 of gross unrealized appreciation and $754,744,009 of gross unrealized depreciation.

7.	Concentrations of Risk

In the normal course of business, the Fund trades financial instruments involving market risk and counterparty credit risk.

(a) Market risk

Market risk encompasses the potential for both losses and gains and includes price risk, interest rate risk, prepayment risk, collateral performance risk, liquidity risk and leverage risk. The Fund’s market risk management strategy is driven by the Fund’s investment objective. The Adviser oversees each of the risks in accordance with policies and procedures.

(i) Price risk

Price risk is the risk that the value of the instrument will fluctuate as a result of changes in market prices, whether caused by factors specific to an individual investment, its issuer or any factor affecting financial instruments traded in the market. As all of the Fund’s Structured Credit Investments are carried at fair value with fair value changes recognized in the Statement of Operations, all changes in market conditions directly affect net assets.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2024

7.	Concentrations of Risk (continued)

(a) Market risk (continued)

(ii) Interest rate risk

The fair value of the Fund’s investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

(iii) Prepayment risk

Prepayment risk is the risk associated with the early unscheduled return of principal on a fixed-income security. Some fixed-income securities, such as CDO’s, have embedded call options which may be exercised by the issuer, or in the case of a CDO, the borrower. The yield-to-maturity of such securities cannot be known for certain at the time of purchase since the cash flows are not known. When principal is returned early, future interest payments will not be paid on that part of the principal. If the security was purchased at a premium (a price greater than 100) the security’s yield will be less than what was estimated at the time of purchase.

(iv) Collateral performance risk

Collateral performance risk is the risk that defaults or underperformance of the CDO’s underlying collateral negatively impacts scheduled payments to a tranche based on relative seniority in the overall capital structure of each deal.

(v) Liquidity risk

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2024

7.	Concentrations of Risk (continued)

(a) Market risk (concluded)

(v) Liquidity risk (concluded)

In addition to the normal risks associated with fixed income securities (e.g., interest rate risk, reinvestment risk, prepayment risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(vi) Leverage risk

CLO vehicles are typically very highly leveraged (10 – 14 times), and therefore the junior debt and equity tranches that the Fund invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles. The Fund generally has the right to receive payments only from the CLO vehicles, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles the Fund targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Fund generally pays a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO vehicle in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Fund. In the event that a CLO vehicle fails certain tests, holders of debt senior to the Fund may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s operating results and cash flows.

(b) Counterparty credit risk

Counterparty credit risk is the risk a counterparty to a financial instrument could fail on a commitment that it has entered into with the Fund. The Fund minimizes counterparty credit

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2024

7.	Concentrations of Risk (continued)

(c) Counterparty credit risk (continued)

risk by undertaking transactions with large well-capitalized counterparties or brokers and by monitoring the creditworthiness of these counterparties.

(d) Credit risk

When the Fund invests in Structured Credit Investments, the Fund does not have custody of the underlying assets of the Structured Credit Investment or control over the investment. In certain Structured Credit Investments, the Fund may have limited access to or information regarding the assets of or collateral underlying the Structured Credit Investment. Furthermore, the Fund may not be able to confirm independently the accuracy of the information provided by the managers of Structured Credit Investments. As such, there may be uncertainty with respect to the information available to the Fund for purposes of analyzing the reasonableness of an independent price obtained for a Structured Credit Investment or to fair value a Structured Credit Investment. Ultimately, the uncertainty of the reliability of (or limited access to) information received in respect of a Structured Credit Investment may impair the Fund’s ability to value its investment. As a result, the amount realized by the Fund upon disposition of the Structured Credit Investment could be materially different from that which is reported as the carrying value of the investment at any point in time.

(d) Current Market Conditions Risk

Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks recently began to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2024

7.	Concentrations of Risk (concluded)

(d) Current Market Conditions Risk (concluded)

trade disputes and other matters. If any geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. Advancements in technology may also adversely impact markets and the overall performance of the Fund. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets.

8.	Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, since inception the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Financial Highlights

The following represents the ratios to average partners’ capital and other supplemental information for the following years:

	For the year ended 2024	For the year ended 2023	For the year ended 2022	For the year ended 2021	For the year ended 2020

Total return (1)	19.25%	21.13%	-3.10%	24.45%	7.13%

Limited Partners’ capital, end of year (000’s)	$1,671,232	$1,621,178	$1,586,773	$2,002,501	$1,758,621

Ratios to average partners’ capital†
Net investment income ratio
Net investment income	11.44%	14.74%	12.46%	9.64%	9.73%

Expense ratio
Operating expenses	0.14%	0.12%	0.12%	0.12%	0.12%

Portfolio turnover rate	37.50%	16.83%	11.79%	39.84%	30.06%

†	Ratios to average partners’ capital are calculated based on the outstanding Limited Partners’ capital during the period.
(1)

Total return, which reflects the month-to-month change in Limited Partners’ capital, is calculated using returns that have been geometrically linked based on capital contributions and withdrawals and does not reflect management fees paid by Limited Partners outside of the Fund.

SEI Structured Credit Fund, LP

Notes to Financial Statements (concluded)

December 31, 2024

10.	Segment Reporting

In this reporting period, the Fund adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) – “Improvements to Reportable Segment Disclosures” (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s investment manager acts as the Fund’s CODM. The CODM has determined that the Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s schedule of investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

11.	Subsequent Events

Management, on behalf of the Fund, has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

SEI Structured Credit Fund, LP

Approval of the Advisory Agreements with the Adviser (Unaudited)

SEI Structured Credit Fund, LP (the “Fund”) has entered into an investment advisory agreement with SEI Investments Management Corporation (“SIMC” or the “Adviser”) dated July 20, 2007 (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the day-to-day investment management of the Fund’s assets.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Fund’s Advisory Agreement must be specifically approved by: (i) the vote of the Board of Directors of the Fund (the “Board”) or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the directors who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any party to the Advisory Agreement (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Board must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission (“SEC”) takes the position that, as part of their fiduciary duties with respect to a fund’s fees, fund boards are required to evaluate the material factors applicable to a decision to approve an advisory agreement.

The discussion immediately below summarizes the materials and information presented to the Board in connection with the Board’s Annual Review of the Advisory Agreement and the conclusions made by the Directors when determining to continue the Advisory Agreement for an additional one-year period.

Consistent with the responsibilities referenced above, the Board called and held a meeting on April 4, 2024 to consider whether to renew the Advisory Agreement. In preparation for the meeting, the Board provided SIMC with a written request for information and received and reviewed extensive written materials in response to that request, including information as to the performance of the Fund versus benchmarks, the levels of fees for various categories of services provided by SIMC and its affiliates and the overall expense ratio of the Fund, comparisons of such fees and expenses with such fees and expenses incurred by other funds, the costs to SIMC and its affiliates of providing such services, including a profitability analysis, SIMC’s compliance program, and various other matters. The information provided in connection with the Board meeting was in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the operations and performance of the Fund.

The Directors also received a memorandum from Fund counsel regarding the responsibilities of directors in connection with their consideration of an investment advisory agreement. In addition, prior to voting, the Independent Directors received advice from Fund counsel regarding the contents of the Adviser’s written materials.

SEI Structured Credit Fund, LP

Approval of the Advisory Agreements with the Adviser (Unaudited) (continued)

As noted above, the Board requested and received written materials from SIMC. Specifically, this requested information and written response included: (a) the quality of SIMC’s investment management and other services; (b) SIMC’s investment management personnel; (c) SIMC’s operations and financial condition; (d) SIMC’s investment strategies; (e) the level of the advisory fees that SIMC charges the Fund compared with the advisory fees charged to comparable funds; (f) the overall fees and operating expenses of the Fund compared with similar funds; (g) the level of SIMC’s profitability from its Fund-related operations; (h) SIMC’s compliance systems; (i) SIMC’s policies on and compliance procedures for personal securities transactions; (j) SIMC’s reputation, expertise and resources in domestic and/or international financial markets; and (k) the Fund’s performance compared with benchmark indices.

The Independent Directors met in executive session, outside the presence of Fund management, and the full Board met in executive session to consider and evaluate a variety of factors relating to the approval of the continuation of the Advisory Agreement. The Independent Directors also participated in question and answer sessions with representatives of the Adviser. At the conclusion of the Board’s deliberations, the Board including the Independent Directors unanimously approved the continuation of the Advisory Agreement for an additional one-year period. The approval was based on the Board’s (including the Independent Directors’) consideration and evaluation of a variety of specific factors discussed at the April 4, 2024 Board meeting and other Board meetings held throughout the year, including:

- the nature, extent and quality of the services provided to the Fund under the Advisory Agreement, including the resources of SIMC and its affiliates dedicated to the Fund;

- the Fund’s investment performance and how it compared to that of appropriate benchmarks;

- the expenses of the Fund under the Advisory Agreement and how those expenses compared to those of other comparable funds;

- the profitability of SIMC and its affiliates with respect to the Fund, including both direct and indirect benefits accruing to SIMC and its affiliates; and

- the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Advisory Agreement reflect those economies of scale for the benefit of Fund investors.

SEI Structured Credit Fund, LP

Approval of the Advisory Agreements with the Adviser (Unaudited) (concluded)

Nature, Extent and Quality of Services. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Fund and the resources of SIMC and its affiliates dedicated to the Fund supported renewal of the Advisory Agreement.

Fund Performance. The Board concluded that, within the context of its full deliberations, the performance of the Fund supported renewal of the Advisory Agreement.

Fund Expenses. The Board concluded that, within the context of its full deliberations, the expenses of the Fund are reasonable and supported renewal of the Advisory Agreement.

Profitability. The Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported renewal of the Advisory Agreement.

Economies of Scale. The Board concluded that, within the context of its full deliberations, the Fund obtains reasonable benefit from economies of scale.

Based on its evaluation of the information and the conclusions with respect thereto at its meeting on April 4, 2024, the Board, including all of the Independent Directors, unanimously approved the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Independent Directors and the Board considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Board, including the Independent Directors, did not identify any one particular factor or specific piece of information that determined whether to approve the Advisory Agreement.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited)

December 31, 2024

Set forth below are the Names, Age, Addresses, Position with the Partnership, Length of Time Served, the Principal Occupations During the Past Five Years, Number of Portfolios in Fund Complex Overseen by the Director, and Other Directorships Outside the Fund Complex of each of the persons currently serving as Directors and Officers of the Partnership.

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director

Nina Lesavoy (67) One Freedom Valley Drive Oaks, PA 19456	Since 2007	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	103

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust, SEI Alternative Income Fund and SEI Exchange Traded Funds.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2024

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director

Susan C. Cote (70) One Freedom Valley Drive Oaks, PA 19456	Since 2018	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983- 1997. Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	103	Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust, SEI Alternative Income Fund and SEI Exchange Traded Funds.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2024

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
James M. Williams (77) One Freedom Valley Drive Oaks, PA 19456	Since 2007	Retired since June 2024. Vice President and Chief Investment Officer, J. Paul Getty Trust, Non- Profit Foundation for Visual Arts, from December 2002 to June 2024. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000- 2002. Manager, Pension Asset Management, Ford Motor Company, 1997- 1999.	103	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust, SEI Alternative Income Fund and SEI Exchange Traded Funds.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2024

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
Robert A. Nesher* (78) One Freedom Valley Drive Oaks, PA 19456	Since 2007	Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	103

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Alternative Income Fund and SEI Exchange Traded Funds.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2024

Name and Age of Officers	Position(s) Held with the Master Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Glenn R. Kurdziel (50)	Treasurer and Chief Financial Officer, since 2023

Controller and Chief Financial Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund since August 2023. Assistant Controller of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust from 2017 to 2023. Assistant Controller of SEI Exchange Traded Funds from 2022 to 2023. Senior Manager, Funds Accounting, SEI Investments Global Funds Services from 2005-2023.

Timothy D. Barto (56)	Vice President, since 2007 and Assistant Secretary, since 2008

General Counsel and Secretary of SIMC since 2004. Vice President and Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2024. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

David F. McCann (48)	Vice President and Secretary, since June 2022

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. from 2020 to 2023. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2024

Name and Age of Officers	Position(s) Held with the Master Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Stephen Panner (54)	Chief Compliance Officer, since 2022	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund, L.P., The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Chief Compliance Officer of SEI Alternative Income Fund since 2023. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Brian Vargo (64)	Vice President and Assistant Secretary since 2023	Vice President and Assistant Secretary of SIMC since 2023; Vice President and Assistant Secretary of SEI Investment Strategies, LLC since 2023; Attorney at Royer Cooper Cohen Braunfeld LLC from May 2018 to February 2023; Attorney at K&L Gates LLP from January 2016 to December 2017; Attorney at Dechert LLP from September 2001 to December 2015.

Katherine Mason (45)	Vice President and Assistant Secretary since 2023	Vice President and Assistant Secretary of SIMC since 2022. Consulting Attorney at Hirtle, Callaghan & Co. (investment company) from October 2021 to June 2022. Attorney at Stradley Ronon Stevens & Young, LLP (law firm) from September 2007 to July 2012.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (concluded)

December 31, 2024

Name and Age of Officers	Position(s) Held with the Master Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Stephen MacRae (57)	Vice President since 2023	Director of Global Investment Product Management, January 2004 to present.

*	Mr. Nesher is a trustee who may be deemed to be an “interested” person of the Fund as that term is defined in the 1940 Act by virtue of his affiliation with the Fund’s Distributor.

**

The “Fund Complex” consists of registered investment companies that are part of the following investment trusts and limited partnerships: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Structured Credit, LP, SEI Catholic Values Trust, New Covenant Funds, SEI Exchange Traded Funds and SEI Alternative Income Fund.

(b) Not applicable.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer. A copy of its code of ethics is filed with this Form N-CSR under Item 19(a)(1).

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Susan C. Cote. Ms. Cote is independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2024			2023

		All fees and services to the Fund that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Fund that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$134,000	N/A	N/A	$129,800	N/A	N/A
(b)	Audit-Related Fees	$0	N/A	N/A	$0	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$0	N/A	N/A
(d)	All Other Fees	NA	$323,362	N/A	NA	$285,000	N/A

Notes:

(1)

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings related to the annual financial statements.

(e)(1)

The Fund’s Audit Committee has adopted and the Board of Directors has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Fund may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;
(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or
(3)

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows (KPMG):

	Fiscal 2024	Fiscal 2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2024 and 2023 were $323,362 and $285,000, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations.

(h)

During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant’s board of directors reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

See Statement Regarding Basis for Approval of Investment Advisory Contract in Item 1.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting (Rule 206(4)-6)

POLICY STATEMENT

A public company’s shareholders typically have the right to vote on various corporate issues. Clients may delegate to SIMC the authority to vote proxies for shares they own. Under the Advisers Act, SIMC has a duty of care and loyalty with respect to all services undertaken for clients, including proxy voting.

Rule 206(4)-6 under the Advisers Act (including 2019 supplementary guidance and a 2020 policy statement from the Securities and Exchange Commission {“SEC”}1) requires that SIMC must vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires SIMC to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that SIMC votes proxies in the best interest of its clients, and (ii) to disclose to the clients how they may obtain information on how SIMC voted proxies. In addition, Rule 204-2 requires SIMC to keep records of proxy voting and client requests for information.

As a registered investment adviser, SIMC has an obligation to vote proxies with respect to securities held in its client portfolios in the best economic interests of the clients for which it has proxy voting authority.

PROCEDURES

SIMC has adopted the following procedures to implement the firm’s policy and to monitor compliance with the firm’s policy:

1.  Third Party Proxy Voting Service – SIMC has elected to retain a third party proxy voting service (the “Service”) to vote proxies with respect to those clients. The Service shall vote proxies in accordance with guidelines approved by SIMC’s Proxy Voting Committee (the “Guidelines”), with certain limited exceptions as outlined in detail below. The Guidelines set forth the manner in which SIMC shall vote, or the manner in which SIMC shall determine how to vote, with respect to various matters that may come up for shareholder vote. So long as the Service votes proxies in accordance with the Guidelines, SIMC believes that there is an appropriate presumption that the manner in which SIMC voted was not influenced by, and did not result from, a conflict of interest. SIMC Compliance shall conduct periodic reviews of the Service to ensure compliance with SIMC’s proxy voting guidelines and the appropriateness of the Service.

2.  Establishment of Proxy Voting Committee - SIMC maintains a Proxy Voting Committee (the “Committee”), comprised of representatives of SIMC’s Investment Management Unit and Legal and/or Compliance personnel.

The membership of the Committee may be changed at any time upon approval of the existing members of the Committee or by the President of SIMC. The Committee shall meet (virtually or in person) as necessary to perform any of the activities set forth below. Any action requiring approval of the Committee shall be deemed approved upon an affirmative vote by a majority of the Committee present or represented. The submission of votes electronically (i.e., via email) by the Committee members shall be considered acceptable. The Committee shall consult with counsel or other experts as it deems appropriate to carry out its responsibilities.

3.  Approval/Amendments of Proxy Voting Guidelines - The Committee shall approve Guidelines that set forth the manner in which SIMC shall vote, or the manner in which SIMC shall determine how to vote, with respect to various matters that may come up for shareholder vote with respect to securities held in client accounts and for which SIMC has proxy voting responsibility. In the event that any employee of SIMC recommends any change(s) or amendment(s) to SIMC’s Guidelines, the Committee shall meet to consider the proposed change(s)/amendment(s) and consider all relevant factors. If approved by the Committee, the change(s)/amendment(s) shall be accepted, and the Guidelines revised accordingly.

4.  Circumstances Where Certain Proxy Votes May Not Be Cast – In some cases, SIMC may determine that it is in the best interests of SIMC’s clients to abstain from voting certain proxies.

a)	Abstention or No Vote. SIMC may abstain or choose not to vote in the event any of the following conditions are met with regard to a proxy proposal:

•	Neither the Proxy Voting Guidelines nor specific client instructions cover an issue;

•	The Service does not make a recommendation on the issue;

•	In circumstances where, in SIMC’s judgment, the costs of voting the proxy are deemed to exceed the expected benefits to clients;

•	The securities are on loan (see below);

•	Share blocking (see below); or

•

The Committee is unable to convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. This could happen, for example, if the Committee found that there was a material conflict or if despite all best efforts the Committee is unable to meet the requirements necessary to make a determination.

b)

Securities on Loan. In addition, it is SIMC’s policy not to vote proxies for securities that are on loan, SIMC believes that the additional income derived by clients from such activities generally outweighs the potential economic benefit of recalling securities for the purpose of voting. Therefore, SIMC generally will not recall securities on loan for the sole purpose of voting proxies.

c)

Share Blocking. Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). SIMC believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, SIMC generally will not vote those proxies subject to “share blocking.”

5.  Proxies of Investment Companies - With respect to proxies of an affiliated investment company or series thereof, such as the SEI U.S. Mutual Funds, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., “echo vote” or “mirror vote”). When required by law or otherwise, the Committee will also “echo vote” proxies of an unaffiliated investment company. If applicable, when not required to “echo vote,” the Committee will delegate to the Service responsibility for voting proxies of an unaffiliated investment company in accordance with Guidelines approved by the Committee; provided that, if such proxy presents a material conflict of interest for SIMC, such proxy shall be voted in accordance with Section 7 below.

6.  Override of Service Recommendations – The Service makes available to SIMC, prior to voting on a proxy, its recommendation on how to vote with respect to such proxy in light of the Guidelines. From time to time the Service will provide SIMC with supplemental materials/information and/or updated recommendations after the initial pre-population of votes (in accordance with the Guidelines) but prior to the submission/voting deadline. In the absence of an override, the Service will vote the proxies in accordance with the recommendation provided. SIMC retains the authority to override the Service’s recommendation in certain scenarios (as detailed below, and instruct the Service to vote in a manner at variance with the Service’s recommendation.

a)

Client Directed Proxy Votes. SIMC clients who have delegated voting responsibility to SIMC with respect to their account may from time to time contact their SEI/SIMC client representative if they would like to request SIMC vote a certain way in a particular solicitation. In such circumstances, SIMC will use its commercially reasonable efforts to vote according to the client’s request but cannot provide assurances that such voting requests will be implemented. For the avoidance of doubt, the client may not direct votes for securities within an SEI Fund or Pooled Investment Vehicle.

b)

Requests by Third Party Sub-Advisers to Direct Proxy Votes. Third Party Sub-Advisers retained by SIMC to manage assets within the SEI Funds may contact SIMC with requests that SIMC cast a proxy vote in a particular solicitation which would result in an override of the Service’s recommendation, In such circumstances, the Committee shall convene and consider/follow the Conflicts of Interest provisions contained in Section 7 below. For any proposal where the Committee determines that SIMC does not have a material conflict of interest, the Committee may follow the recommendations of the Sub-Adviser and override the Service’s recommendation if the Committee reasonably determines that doing so is in the best interests of SIMC’s clients. If the Committee decides to override the Service’s recommendation, the Committee shall maintain a written record setting forth the basis of the Committee’s decision.

c)

Recommendations by Engagement Vendor. In addition to retaining the Service, SIMC has also engaged a third-party vendor to assist with Shareholder Engagement (the “Engagement Service”). The Engagement Service strives to help investors manage reputational risk and increase corporate accountability through proactive, professional and constructive engagement. It does so by way of collaborating with investors, facilitating many avenues of active ownership (including direct constructive dialogue with companies) and assisting with shareholder resolutions and proxy-voting decisions. As a result of this process, the Engagement Service will at times provide to SIMC proxy Voting recommendations that may conflict with the Guidelines. Recommendations from the Engagement Service to potentially override the Service’s recommendations are expected to be limited to companies with which the Engagement Service is engaged on SIMC’s behalf, and limited to proxy matters that bear on the subject of the engagement with that issuer. In such circumstances, the Committee shall convene and consider/follow the Conflicts of Interest provisions contained in Section 7 below. For any proposal where the Committee determines that SIMC does not have a material conflict of interest, the Committee may follow the recommendation of the Engagement Service and override the Service’s recommendation if the Committee reasonably determines that doing so is in the best interests of SIMC’s clients. If the Committee decides to override the Service’s recommendation, the Committee shall maintain a written record setting for the basis of the Committee’s decision.

7.  Conflict of Interest - A decision to override the Service’s recommendation could implicate a conflict of interest. As a result, SIMC may not override the Service’s recommendation with respect to a proxy unless the following steps are taken:

a.	The Committee shall meet to consider the proposal to overrule the Service’s recommendation.

b.	The Committee must determine whether SIMC has a conflict of interest with respect to the issuer that is the subject of the proxy. The Committee will use the following standards to identify issuers with which it may have a conflict of interest.

1.

Significant Business Relationships – The Committee will determine whether SIMC or its affiliates may have a significant business relationship with the issuer, such as, for example, where SIMC (or an affiliate) manages a pension plan, administers employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to the issuer. For this purpose, a “significant business relationship” is one that: (1) represents 1% or $1,000,000 of SIMC’s or an affiliate’s revenues for the most recent fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (2) may not directly involve revenue to SIMC or its affiliates but is otherwise determined by the Committee to be significant to SIMC or its affiliates, such as, for example, the following:

•	SIMC or its affiliates lease significant office space from the company or have some other real estate-related relationship with the issuer;
•	SIMC or an affiliate otherwise has a significant relationship with the company such that it might create an incentive for SIMC to vote in favor of management.

2.

Significant Personal/Family Relationships – The Committee will determine whether any employees who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how SIMC votes proxies. To identify any such relationships, the Committee shall obtain information about any significant personal/family relationship between any employee of SIMC who is involved in the proxy voting process (e.g., IMU analysts, members of the Committee, senior management, as applicable) and senior employees of issuers for which SIMC may vote proxies.

3.

Duties of the Proxy Committee – The Committee has a duty to make reasonable investigation of information relating to conflicts of interest. For purposes of identifying conflicts, the Committee shall rely on publicly available information about SIMC and its affiliates, information about SIMC and its affiliates that is generally known by employees of SIMC,[1] and other information actually known by a member of the Committee. Absent actual knowledge, the Committee is not required to investigate possible conflicts involving SIMC where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee. In connection with the consideration of any proxy voting matters under this policy, each member of the Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge but which have not been identified by the Committee pursuant to these Procedures, and, if appropriate, recuse himself/herself from the matter at issue.

c.	If SIMC determines that it has a conflict of interest, the Committee shall determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then SIMC can vote the proxy as determined by the Committee. The Committee shall determine whether a proposal is material as follows:

1.

Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for SIMC, unless the Committee has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements. [2]

2.

Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for SIMC, unless the Committee determines that SIMC’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

3.

Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Committee must conclude that a proposal is not directly related to SIMC’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The Committee shall record in writing the basis for any such determination.

d.	For any proposal where the Committee determines that SIMC has a material conflict of interest, SIMC may vote a proxy regarding that proposal in any of the following manners:

1.

Obtain Client Consent or Direction – If the Committee approves the proposal to override the recommendation of the Service, SIMC shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how SIMC will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

2.	Use Recommendation of the Service – Vote in accordance with the Service’s recommendation.

e.

For any proposal where the Committee determines that SIMC does not have a material conflict of interest, the Committee may override the Service’s recommendation if the Committee reasonably determines that doing so is in the best interests of SIMC’s clients. If the Committee decides to override the Service’s recommendation, the Committee shall maintain a written record setting forth the basis of the Committee’s decision.

f.	This Section 7 does not apply to voting proxies of an investment company except as specifically stated in Section 5 above.

1   The procedures provide that the Committee should be aware of information about SIMC or its affiliates that is generally known by employees of SIMC, but it does not extend this knowledge to information about SIMC’s affiliates that is generally known by employees of SIMC’s affiliates (unless such information also is generally known by SIMC’s employees).

2   For guidance on defining “routine” and “non-routine” matters, SIMC shall use the standards set forth in NYSE Rule 452 and Special Instruction 12b.viii of Form 13F.

8. Proxies in Foreign Jurisdictions – With respect to proxies in foreign jurisdictions, certain countries or issuers may require SIMC to have a duly executed power of attorney in place with such country or issuer in order to vote on a proxy. The Service may execute, on behalf of SIMC, powers of attorney in applicable countries for this purpose and maintains a matrix of country-specific power of attorney requirements in order to track these requirements.

Under circumstances where the issuer, not the jurisdiction, requires an issuer-specific, shareholder meeting-specific or other limited power of attorney in order to vote on a proxy, the Service will coordinate with SIMC in order to execute such power of attorney. In these instances, it may not be convenient or practicable to execute a power of attorney in sufficient time to vote proxies in that meeting and SIMC may abstain from voting, in accordance with Section 4 of this Proxy Voting Policy.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies

David S. Aniloff (the “Portfolio Manager”) serves as senior portfolio manager of the Fund. Mr. Aniloff joined SEI in 2000 and serves as one of two senior portfolio managers on the Global High Yield Team. Mr. Aniloff was a key developer of SEI’s structured credit solutions and currently serves as portfolio manager with responsibility for strategy development, manager analysis, security selection and portfolio construction. In addition, Mr. Aniloff has been integral in the development and implementation of SEI’s proprietary structured credit monitoring technology. Mr. Aniloff also provides expertise and support for SEI’s suite of Global High Yield Funds inclusive of manager evaluation and selection as well as risk management. Mr. Aniloff has held his current position with the Adviser for more than 5 years.

Compensation. The Adviser compensates each portfolio manager for his management of the Fund. Each portfolio manager’s compensation consists of a fixed annual salary, plus a discretionary annual bonus calculated on the following factors:

1	Fund performance relative to a return objective and/or benchmark index;
2.	SEI corporate performance typically based upon earnings per share for a fiscal year; and
3.	Individual performance relative to annual goals and objectives.

Ownership of Fund Shares. As of the date of this Registration Statement, the portfolio managers did not beneficially own any shares of the Fund.

Other Accounts. As of December 31, 2024, in addition to the Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below: The accounts below, except Other Pooled Investment Vehicles, do not pay performance-based advisory fees. Other Pooled Investment Vehicles may pay performance-based advisory fees, but as of December 31, 2024 do not.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

David S. Aniloff	3	$3,206.3 million	3	$1,237.5 million	0	$0

Conflicts of Interests. Each portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include portions of two U.S. registered high yield mutual funds and an Irish registered high yield fund (collectively, the “Other Accounts”). The Other Accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers’ management of the Other Accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their position with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the Other Accounts and to the possible detriment of the Fund. However, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and the Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that the Adviser or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for an Other Account securities that differ in identity or quantity from securities bought for the Fund, such an approach might not be suitable for the Fund given its investment objectives and related restrictions.

The Adviser may enter into incentive fee arrangements with one or more investors in the SEI Structured Credit Segregated Portfolio (the “Offshore Feeder Fund”), a segregated portfolio of SEI Offshore Advanced Strategies Series SPC, a segregated portfolio company established in the Cayman Islands, that acts as a feeder fund for the Fund, whereby a portion of the increase in the net asset value of such investor’s investment in the Offshore Feeder Fund over a given period shall be payable to the Adviser. This arrangement may create an incentive for the Adviser to make investments for the Fund that are riskier or more speculative than if the Adviser had no such interest because the Adviser will not bear an analogous portion of depreciation in the value of the Offshore Feeder Fund’s assets if the value of its investment in the Fund declines. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and the Adviser believes that it has designed policies and procedures that are designed to manage such conflict in an appropriate way.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Items 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Items 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEI Structured Credit Fund, LP

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO
(Principal Executive Officer)

Date: March 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO
(Principal Executive Officer)

Date: March 7, 2025

By (Signature and Title)	/s/ Glenn Kurdziel
Glenn Kurdziel
Treasurer & CFO
(Principal Financial Officer)

Date: March 7, 2025